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                                                                     Exhibit 4.7

                          FIRST SUPPLEMENTAL INDENTURE

                                     between

                                SANTANDER BANCORP

                                       and

                          BANCO POPULAR DE PUERTO RICO

                                   ----------

                          Dated as of February 28, 2006

                                   ----------

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                                TABLE OF CONTENTS

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
ARTICLE 1 DEFINITIONS....................................................     2
   SECTION 1.1  Definition of Terms......................................     2

ARTICLE 2 GENERAL TERMS AND CONDITIONS OF THE DEBENTURES.................     3
   SECTION 2.1  Designation and Principal Amount.........................     3
   SECTION 2.2  Maturity.................................................     3
   SECTION 2.3  Form and Payment.........................................     3
   SECTION 2.4  Global Debenture.........................................     4
   SECTION 2.5  Interest.................................................     5
   SECTION 2.6  Denomination.............................................     6
   SECTION 2.7  Restrictions on Transfer.................................     6

ARTICLE 3 REDEMPTION OF THE DEBENTURES...................................     7
   SECTION 3.1  Optional Redemption......................................     7
   SECTION 3.2  Redemption Procedures....................................     7
   SECTION 3.3  No Sinking Fund..........................................     8

ARTICLE 4 EXTENSION OF INTEREST PAYMENT PERIOD...........................     8
   SECTION 4.1  Extension of Interest Payment Period.....................     8
   SECTION 4.2  Notice of Extension......................................     8
   SECTION 4.3  Limitation of Transactions...............................     9

ARTICLE 5 EXPENSES.......................................................     9
   SECTION 5.1  Payment of Expenses......................................     9
   SECTION 5.2  Payment Upon Resignation or Removal......................    10

ARTICLE 6 COVENANT TO LIST ON EXCHANGE...................................    10
   SECTION 6.1  Listing on an Exchange...................................    10

ARTICLE 7 FORM OF DEBENTURE..............................................    11
   SECTION 7.1  Form of Debenture........................................    11

ARTICLE 8 ORIGINAL ISSUE OF DEBENTURES...................................    11
   SECTION 8.1  Original Issue of Debentures.............................    11

ARTICLE 9 REPORTS BY TRUSTEE AND COMPANY.................................    11
   SECTION 9.1  Reports by Trustee.......................................    11
   SECTION 9.2  Reports by the Company...................................    12

ARTICLE 10 MISCELLANEOUS.................................................    12
   SECTION 10.1 Ratification of Indenture................................    12
   SECTION 10.2 Trustee Not Responsible for Recitals.....................    12
   SECTION 10.3 Governing Law............................................    12


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
   SECTION 10.4 Separability.............................................    12
   SECTION 10.5 Counterparts.............................................    13


                                       ii

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     FIRST SUPPLEMENTAL INDENTURE, dated as of February 28, 2006 (the "First
Supplemental Indenture"), between Santander BanCorp, a Puerto Rico corporation (hereinafter sometimes called the "Company"), and Banco Popular de Puerto Rico, a Commonwealth of Puerto Rico banking corporation, as trustee (hereinafter sometimes called the "Trustee") under the Indenture dated as of February 28, 2006, between the Company and the Trustee (the "Indenture").

     WHEREAS, the Company executed and delivered the Indenture to the Trustee to provide for the future issuance of the Company's unsecured junior subordinated debt securities to be issued from time to time in one or more series as might be determined by the Company under the Indenture, in an unlimited aggregate principal amount which may be authenticated and delivered as provided in the Indenture;

     WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of a new series of such securities to be known as its 7.00% Junior Subordinated Debentures, Series A due July 1, 2036 (the "Debentures"), the form and substance of such Debentures and the terms, provisions and conditions thereof to be set forth as provided in the Indenture and this First Supplemental Indenture;

     WHEREAS, the Company and Santander PR Capital Trust I, a Delaware statutory trust (the "Trust"), propose to offer to the public $125,000,000 aggregate liquidation amount of the Trust's 7.00% Trust Preferred Securities (the "Preferred Securities"), representing preferred undivided beneficial interests in the assets of the Trust, and the Trust proposes to invest the proceeds from such offering, together with the proceeds of the issuance and sale by the Trust to the Company of $4,000,000 aggregate liquidation amount of its 7.00% Common Securities (the "Common Securities"), in $129,000,000 aggregate principal amount of the Debentures; and

     WHEREAS, the Company has requested that the Trustee execute and deliver this First Supplemental Indenture and all requirements necessary to make this First Supplemental Indenture a valid instrument in accordance with its terms, and to make the Debentures, when executed by the Company, and authenticated and delivered by the Trustee, the valid obligations of the Company, have been performed, and the execution and delivery of this First Supplemental Indenture has been duly authorized in all respects.

     NOW THEREFORE, in consideration of the purchase and acceptance of the Debentures by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form and substance of the Debentures and the terms, provisions and conditions thereof, the Company covenants and agrees with the Trustee as follows:


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                                   ARTICLE 1
                                   DEFINITIONS

               SECTION 1.1 Definition of Terms.

     Unless the context otherwise requires:

     (a) a term defined in the Indenture has the same meaning when used in this First Supplemental Indenture;

     (b) a term defined anywhere in this First Supplemental Indenture has the same meaning throughout;

     (c) the singular includes the plural and vice versa;

     (d) a reference to a Section or Article is to a Section or Article of this First Supplemental Indenture;

     (e) headings are for convenience of reference only and do not affect interpretation;

     (f) the following terms have the meanings given to them in the Declaration:
(i) Capital Securities Certificate; (ii) Capital Security; (iii) Delaware Trustee; (iv) Distributions; (v) Property Trustee; and (vi) Purchase Agreement;

     (g) the following terms have the meanings given to them in this Section 1.1(g):

     "Compound Interest" shall have the meaning set forth in Section 4.1.

     "Coupon Rate" shall have the meaning set forth in Section 2.5(a).

     "Creditor" shall have the meaning set forth in Section 5.1.

     "Declaration" means the Amended and Restated Declaration of Trust and Trust Agreement of Santander PR Capital Trust I, a Delaware statutory trust, dated as of February 28, 2006.

     "Deferred Interest" shall have the meaning set forth in Section 4.1.

     "Dissolution Event" means the dissolution of the Trust and distribution of the Debentures held by the Property Trustee pro rata to the holders of the Trust Securities in liquidation of such holders' interests in the Trust in accordance with the Declaration, such event to occur at the option of the Company at any time upon the terms and conditions set forth in the Declaration.

     "Extended Interest Payment Period" shall have the meaning set forth in
Section 4.1.

     "Global Debenture" shall have the meaning set forth in Section 2.4(a).


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     "Holder" means any person in whose name at the time a Debenture is registered on the Security Register.

     "Interest Payment Date" shall have the meaning set forth in Section 2.5(a).

     "Interest Period" means the period beginning on (and including) the date of issue and ending on (but excluding) the first Interest Payment Date and each successive period beginning on (and including) the Interest Payment Date and ending on (but excluding) the next succeeding Interest Payment Date.

     "Non Book-Entry Preferred Securities" shall have the meaning set forth in
Section 2.4(a).

     "Prepayment Price" shall have the meaning set forth in Section 3.1.

     "Registration Rights Agreement" means the Registration Rights Agreement dated as of February 28, 2006, among the Company, the Trust and Santusa Holding, S.L., relating to the Capital Securities.

     "Special Redemption Event" means a Tax Event, Investment Company Event or a Capital Treatment Event, as the case may be.

                                    ARTICLE 2
                 GENERAL TERMS AND CONDITIONS OF THE DEBENTURES

               SECTION 2.1 Designation and Principal Amount.

     There is hereby authorized (a) a series of Securities designated as the "7.00% Junior Subordinated Debentures, Series A due July 1, 2036", in aggregate principal amount of $129,000,000.

               SECTION 2.2 Maturity.

     The Debentures shall mature on July 1, 2036.

               SECTION 2.3 Form and Payment.

     Except as provided in Section 2.4, the Debentures shall be issued in fully registered certificated form without interest coupons. Principal and interest on the Debentures issued in certificated form will be payable, the transfer of such Debentures will be registrable and such Debentures will be exchangeable for Debentures bearing identical terms and provisions at the office or agency of the Trustee in San Juan, Puerto Rico; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Holder entitled thereto at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Holder entitled thereto. Notwithstanding the foregoing, so long as the Holder of any Debentures is the Property Trustee, the payment of the principal of and interest (including Compound Interest and Additional Interest, if any) on such Debentures held by the Property Trustee will be made at such place and to such account as may be designated by the Property Trustee.


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               SECTION 2.4 Global Debenture.

     (a) In connection with a Dissolution Event,

          (i) the Debentures in certificated form may be presented to the Trustee by the Property Trustee in exchange for a global Debenture in an aggregate principal amount equal to the aggregate principal amount of all outstanding Debentures (a "Global Debenture"), to be registered in the name of the Depositary, or its nominee, and delivered by the Trustee to the Depositary for crediting to the accounts of its participants pursuant to the instructions of the Administrative Trustees. The Company upon any such presentation shall execute a Global Debenture in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with the Indenture and this First Supplemental Indenture. Payments on the Debentures issued as a Global Debenture will be made to the Depositary; and

          (ii) As long as any Capital Securities are held in non book-entry certificated form ("Non Book-Entry Capital Securities"), the Debentures in certificated form may be presented to the Trustee by the Property Trustee and any Capital Security Certificate which represents Non Book-Entry Capital Securities will be deemed to represent beneficial interests in Debentures presented to the Trustee by the Property Trustee having an aggregate principal amount equal to the aggregate liquidation amount of the Non Book-Entry Capital Securities until such Capital Security Certificates are presented to the Security registrar for transfer or reissuance, at which time such Non Book-Entry Capital Security Certificates will be canceled and a Debenture, registered in the name of the holder of the Capital Security Certificate or the transferee of the holder of such Capital Security Certificate, as the case may be, with an aggregate principal amount equal to the aggregate liquidation amount of the Capital Security Certificate canceled, will be executed by the Company and delivered to the Trustee for authentication and delivery in accordance with the Indenture and this First Supplemental Indenture. On issue of such Debentures, Debentures with an equivalent aggregate principal amount that were presented by the Property Trustee to the Trustee will be deemed to have been canceled.

     (b) A Global Debenture may be transferred, in whole but not in part, only by the Depositary to another nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary. The Depositary shall initially be The Depository Trust Company, New York, New York.

     Except as otherwise provided in or pursuant to this First Supplemental Indenture, a Global Debenture shall be exchangeable for Debentures in definitive registered form only if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary and a successor Depositary is not appointed by the Company within 90 days of the date the Company is so informed in writing or becomes aware of such condition, (ii) the Depository ceases to be registered as a "clearing agency" under the Securities Exchange Act of 1934, as amended, (iii) an Event of Default, as defined in the Indenture, has occurred and is continuing with respect to the Debentures, or (iv) the Company, in its sole discretion determines that such Global Debenture shall be exchangeable into definitive registered form. Upon the occurrence of any of (i) through


                                        4

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(iv) above, the Company shall execute, and, subject to Article II of the
Indenture, the Trustee, upon written notice from the Company, shall authenticate and deliver the Debentures in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Debenture in exchange for such Global Debenture. In the event the Company determines that the Debentures shall no longer be represented by a Global Debenture pursuant to clause (iv) above, the Company shall execute, and, subject to Section 305 of the Indenture, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, shall authenticate and deliver the Debentures in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Debenture in exchange for such Global Debenture. Upon the exchange of the Global Debenture for such Debentures in definitive registered form without coupons, in authorized denominations, the Global Debenture shall be canceled by the Trustee. Such Debentures in definitive registered form issued in exchange for the Global Debenture shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Debt Securities to the Depositary for delivery to the Persons in whose names such Debt Securities are so registered.

               SECTION 2.5 Interest.

     (a) Each Debenture will bear interest at the rate of 7.00% per annum (the "Coupon Rate") from February 28, 2006 until the principal thereof becomes due and payable, and on any overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on any overdue installment of interest at the Coupon Rate, payable semiannually in arrears on the first day of each January and July of each year (each, an "Interest Payment Date"), commencing on January 1, 2007, to the Person in whose name such Debenture or any predecessor Debenture is registered at the close of business on the relevant record date, which will be, as long as the Capital Securities are not in book-entry form (or if no Capital Securities remain outstanding, in the event the Debentures are not in book-entry form), the 15th day of the month next preceding each Interest Payment Date and, the event the Capital Securities are in book-entry form (or if no Capital Securities remain outstanding, as long in the event the Debentures are in book-entry form) one Business Day prior to the relevant Interest Payment Date, except as otherwise provided pursuant to the provisions of Article IV hereof.

     (b) The amount of interest payable for any Interest Period will be computed on the basis of a 360-day year of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any Interest Period shorter than a full semiannual period for which interest is computed, will be computed on the basis of the actual number of days elapsed. In the event that any date on which interest is payable on the Debentures is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date that such interest otherwise would have been payable.


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               SECTION 2.6 Denomination.

     The Debentures shall be issued in denominations of $25 and integral multiples thereof.

               SECTION 2.7 Restrictions on Transfer.

     The Debentures have not been registered under the Securities Act and, except in connection with a Registration Statement contemplated by and in accordance with the terms of the Registration Rights Agreement relating to the Debentures, may not be resold, pledged or otherwise transferred except in compliance with the restricted securities legend set forth below, unless otherwise determined by the Company, upon the advise of counsel, in accordance with applicable law:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE PUERTO RICO UNIFORM SECURITIES ACT OR ANY OTHER STATE OR COMMONWEALTH OF PUERTO RICO SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

          THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF SANTANDER BANCORP THAT (a) THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (1) TO SANTANDER BANCORP OR A SUBSIDIARY THEREOF OR TO THE TRUST, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE),
     (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (4) TO A "NON U.S. PERSON" IN AN "OFFSHORE TRANSACTION" PURSUANT TO REGULATION S UNDER THE SECURITIES ACT, (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a) (1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE


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     SECURITIES ACT, OR (6) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM
     REGISTRATION UNDER THE SECURITIES ACT, SUBJECT, IN THE CASE OF CLAUSES (5) OR (6), TO THE RECEIPT BY SANTANDER BANCORP OF AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE ACCEPTABLE TO SANTANDER BANCORP THAT SUCH RESALE, PLEDGE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (7) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND THAT (b) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY OF THE RESALE RESTRICTIONS REFERRED TO IN THE AMENDED AND RESTATED DECLARATION OF TRUST AND DELIVER TO THE TRANSFEREE (OTHER THAN A QUALIFIED INSTITUTIONAL BUYER) PRIOR TO THE SALE A COPY OF THE TRANSFER RESTRICTIONS APPLICABLE HERETO (COPIES OF WHICH MAY BE OBTAINED FROM SANTANDER BANCORP).

          THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT DATED AS OF FEBRUARY 28, 2006 AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.

          IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE DECLARATION TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

                                    ARTICLE 3
                          REDEMPTION OF THE DEBENTURES

               SECTION 3.1 Optional Redemption.

     Subject to any required prior approval of the Primary Federal Regulator, the Debentures are prepayable prior to the Stated Maturity at the option of the Company (i) in whole or in part, from time to time, on or after July 1, 2011 or
(ii) at any time prior to July 1, 2011, in whole but not in part, at any time within 90 days following the occurrence and continuation of a Special Redemption Event, in either case at a prepayment price (the "Prepayment Price") equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon (including Compound Interest, if any) to the date of prepayment.

               SECTION 3.2 Redemption Procedures.

     Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Debentures to be prepaid at its registered address. Unless the Company defaults in payment of the prepayment price, on and after the redemption date interest shall cease to accrue on such Debentures called for redemption. If the Debentures


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

are only partially redeemed pursuant to Section 3.1, the Debentures will be redeemed pro rata or by lot or by any other method selected by the Trustee; provided, that if at the time of redemption the Debentures are registered as a Global Debenture, the Depositary shall determine, in accordance with its procedures, the principal amount of such Debentures held by each Depositary participant to be redeemed. The Prepayment Price shall be paid prior to 12:00 noon, New York time, on the date of such prepayment or at such earlier time as the Company determines; provided that the Company shall deposit with the Trustee an amount sufficient to pay the Prepayment Price by 10:00 a.m., New York time, on the date such prepayment price is to be paid.

               SECTION 3.3 No Sinking Fund.

     The Debentures are not entitled to the benefit of any sinking fund.

                                    ARTICLE 4
                      EXTENSION OF INTEREST PAYMENT PERIOD

               SECTION 4.1 Extension of Interest Payment Period.

     Provided that no Event of Default has occurred and is continuing, the Company shall have the right, at any time and from time to time during the term of the Debentures, to defer payments of interest by extending the interest payment period of such Debentures for a period not exceeding 60 consecutive months (the "Extended Interest Payment Period"), during which Extended Interest Payment Period no interest shall be due and payable; provided that no Extended Interest Payment Period may extend beyond the Stated Maturity of the principal of the Debentures. To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to this Section 4.1, will bear interest thereon at the Coupon Rate compounded semiannually for each semiannual period of the Extended Interest Payment Period ("Compound Interest"). At the end of the Extended Interest Payment Period, the Company shall pay all interest accrued and unpaid on the Debentures, including any Compound Interest (together, "Deferred Interest") that shall be payable to the Holders in whose names the Debentures are registered in the Security Register on the record date for the first Interest Payment Date after the end of the Extended Interest Payment Period. Before the termination of any Extended Interest Payment Period, the Company may further extend such period, provided that such period together with all such previous or further extensions thereof shall not exceed 60 consecutive months, or extend beyond the Stated Maturity of the Debentures. Upon the termination of any Extended Interest Payment Period and upon the payment of all Deferred Interest then due, the Company may commence a new Extended Interest Payment Period, subject to the foregoing requirements. No interest shall be due and payable during an Extended Interest Payment Period, except at the end thereof, but the Company may prepay at any time all or any portion of the interest accrued during an Extended Interest Payment Period.

               SECTION 4.2 Notice of Extension.

     (a) If the Property Trustee is the only registered Holder at the time the Company selects an Extended Interest Payment Period, the Company shall give written notice to the


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Property Trustee and the Trustee of its selection of such Extended Interest
Payment Period one Business Day before the earlier of (i) the next succeeding date on which Distributions on the Trust Securities issued by the Trust are payable, or (ii) if the Debentures are then listed on the New York Stock Exchange, the Nasdaq National Market or other similar self-regulatory organization, the date the Company is required to give notice of the record date, or the date such Distributions are payable to such organization or to holders of the Capital Securities issued by the Trust.

     (b) If the Property Trustee is not the only Holder at the time the Company selects an Extended Interest Payment Period, the Company shall give the Holders of the Debentures notice of its election of such Extended Interest Payment Period at least ten Business Days before the earlier of (i) the next succeeding Interest Payment Date, or (ii) if the Debentures are the listed on the New York Stock Exchange, the Nasdaq National Market or other similar self-regulatory organization, the date the Company is required to give notice of the record date or the Interest Payment Date to such organization or to Holders of the Debentures.

     (c) The month in which any notice is given pursuant to paragraphs (a) or
(b) of this Section 4.2 shall be counted as one of the 60 months permitted in the maximum Extended Interest Payment Period permitted under Section 4.1.

               SECTION 4.3 Limitation of Transactions.

     If the Company shall exercise its right to defer payment of interest as provided in Section 4.1 and the Extended Interest Payment Period is continuing, the Company shall be subject to the limitations set forth in Section 1008 of the Indenture.

                                    ARTICLE 5
                                    EXPENSES

               SECTION 5.1 Payment of Expenses.

     In connection with the offering, sale and issuance of the Debentures to the Property Trustee and in connection with the sale of the Trust Securities by the Trust, the Company, in its capacity as borrower with respect to the Debentures, shall:

     (a) pay all costs and expenses relating to the offering, sale and issuance of the Trust Securities and the Debentures, including compensation of the Trustee under the Indenture in accordance with the provisions of Section 607 of the Indenture;

     (b) be responsible for and shall pay all debts and obligations (other than with respect to the Trust Securities) and all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization, maintenance and dissolution of the Trust, the fees and expenses (including reasonable counsel fees and expenses) of the Property Trustee, the Delaware Trustee and the Administrative Trustees (including any amounts payable under Article VIII of the Declaration), the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting


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

equipment, paying agent(s), exchange rate agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets and the enforcement by the Property Trustee of the rights of the holders of the Capital Securities issued by the Trust);

     (c) be liable for any indemnification obligations arising with respect to the Declaration; and

     (d) pay any and all taxes (other than United States and Puerto Rico withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

     The Company's obligations under this Section 5.1 shall be for the benefit of, and shall be enforceable by, any Person to whom such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice hereof. Any such Creditor may enforce the Company's obligations under this Section 5.1 directly against the Company and the Company irrevocably waives any right of remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the Company. The Company agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this
Section 5.1.

     The provisions of this Section shall survive the resignation or removal of the Trustee and the satisfaction and discharge of this First Supplemental Indenture.

               SECTION 5.2 Payment Upon Resignation or Removal.

     Upon termination of this First Supplemental Indenture or the Indenture or the removal or resignation of the Trustee, unless otherwise stated, the Company shall pay to the Trustee all amounts accrued to the date of such termination, removal or resignation that are payable pursuant to Section 607 of the Indenture. Upon termination of the Declaration or the removal or resignation of the Delaware Trustee or the Property Trustee, as the case may be, pursuant to
Section 8.10 of the Declaration, the Company shall pay to the Delaware Trustee or the Property Trustee, as the case may be, all amounts accrued to the date of such termination, removal or resignation.

                                    ARTICLE 6
                          COVENANT TO LIST ON EXCHANGE

               SECTION 6.1 Listing on an Exchange.

     If the Debentures are distributed to the holders of the Securities issued by the Trust, and the Preferred Securities are then so listed, the Company will use its commercially reasonable efforts to list such Debentures on the New York Stock Exchange, the Nasdaq National Market or with another organization on which the Capital Securities of the Trust are then listed.

                                    ARTICLE 7
                                FORM OF DEBENTURE

               SECTION 7.1 Form of Debenture.

     The Debentures, and the Trustee's Certificate of Authentication to be endorsed thereon, are to be substantially in the forms attached hereto as Exhibit A.

                                    ARTICLE 8
                          ORIGINAL ISSUE OF DEBENTURES

               SECTION 8.1 Original Issue of Debentures.

     Debentures in the aggregate principal amount of $129,000,000, may, upon execution of this First Supplemental Indenture or upon any written order of the Company setting forth the amount therefor, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Debentures to or upon the written order of the Company, signed by any two of the Chairman of the Board, the President, any Senior Executive Vice President, any Executive Vice President, any First Senior Vice President or any Senior Vice President and its Secretary or any Assistant Secretary, without any further action by the Company.

                                    ARTICLE 9
                         REPORTS BY TRUSTEE AND COMPANY

               SECTION 9.1 Reports by Trustee.

     (a) Notwithstanding the provisions of Section 703 of the Indenture, the reports required by such Section shall not be required to be filed until the registration of the Debentures under the Securities Act pursuant to the Registration Rights Agreement and at any other time required by the Trust Indenture Act.

     (b) A copy of each such report shall, at the time of transmission to Holders, be filed by the Trustee with each stock exchange upon which the Debentures are listed, with the Commission and also with the Company. The Company will notify the Trustee if the Debentures are listed on any stock exchange.

               SECTION 9.2 Reports by the Company.

     Notwithstanding the provisions of Section 704 of the Indenture, the reports required by such section shall not be required to be filed until the registration of the Debentures under the Securities Act pursuant to the Registration Rights Agreement, or as may be required pursuant to the Trust Indenture Act at the time and in the manner pursuant to such Act.

                                   ARTICLE 10
                                  MISCELLANEOUS

               SECTION 10.1 Ratification of Indenture.

     The Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

               SECTION 10.2 Trustee Not Responsible for Recitals.

     The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

               SECTION 10.3 Governing Law.

     This First Supplemental Indenture and each Debenture shall be deemed to be a contract made under the internal laws of the Commonwealth of Puerto Rico, and for all purposes shall be construed in accordance with the laws of such jurisdiction without regard to conflicts of laws principles.

               SECTION 10.4 Separability.

     In case any one or more of the provisions contained in this First Supplemental Indenture or in the Debentures shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this First Supplemental Indenture or of the Debentures, but this First Supplemental Indenture and the Debentures shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

               SECTION 10.5 Counterparts.

     This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        SANTANDER BANCORP


                                        By:
                                            ------------------------------------
                                        Name: Carlos M. Garcia
                                        Title: Senior Executive Vice President
                                               and Chief Operating Officer


                                        By:
                                            ------------------------------------
                                        Name: Juan P. Perez Hanley
                                        Title: Senior Vice President and
                                               Treasurer


                                        BANCO POPULAR DE PUERTO RICO, as Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                       EXHIBIT A

                           (FORM OF FACE OF DEBENTURE)

     THIS SECURITY IS NOT A DEPOSIT OR OTHER OBLIGATION OF A DEPOSITORY INSTITUTION AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE BANK INSURANCE FUND OR ANY OTHER GOVERNMENTAL AGENCY.

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE PUERTO RICO UNIFORM SECURITIES ACT OR ANY OTHER STATE OR COMMONWEALTH OF PUERTO RICO SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

     THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF SANTANDER BANCORP THAT (a) THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (1) TO SANTANDER BANCORP OR A SUBSIDIARY THEREOF OR TO THE TRUST, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (4) TO A "NON U.S. PERSON" IN AN "OFFSHORE TRANSACTION" PURSUANT TO REGULATION S UNDER THE SECURITIES ACT, (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a) (1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (6) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, SUBJECT, IN THE CASE OF CLAUSES (5) OR
(6), TO THE RECEIPT BY SANTANDER BANCORP OF AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE ACCEPTABLE TO SANTANDER BANCORP THAT SUCH RESALE, PLEDGE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (7) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND THAT (b) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY OF THE RESALE RESTRICTIONS REFERRED TO IN THE AMENDED AND RESTATED DECLARATION OF TRUST AND DELIVER TO THE TRANSFEREE (OTHER THAN A QUALIFIED INSTITUTIONAL BUYER) PRIOR TO THE SALE A COPY OF THE TRANSFER RESTRICTIONS APPLICABLE HERETO (COPIES OF WHICH MAY BE OBTAINED FROM SANTANDER BANCORP).

     THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT DATED AS OF FEBRUARY 28, 2006 AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.

     IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE DECLARATION TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

     The following legend applies if this Security is a Global Security: Unless this certificate is presented by an authorized representative of The Depository Trust Company, New York, New York ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED NO. 1                                  PRINCIPAL AMOUNT: $129,000,000

                                SANTANDER BANCORP

                 7.00% JUNIOR SUBORDINATED DEBENTURES, SERIES A
                                DUE JULY 1, 2036

     SANTANDER BANCORP, a corporation duly organized and existing under the laws of the Commonwealth of Puerto Rico (hereinafter called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Banco Popular de Puerto Rico, as Property Trustee of Santander PR Capital Trust I, or registered assigns, the principal sum of One Hundred Twenty-Nine Million Dollars ($129,000,000) on July 1, 2036. The Company further promises to pay interest on the principal sum from February 28, 2006 or from the most recent Interest Payment Date to which interest has been paid or duly provided for semiannually (subject to deferral as set forth herein) on the first day of each January and July of each year commencing January 1, 2007 at the rate of 7.00% per annum, together with Additional Sums, if any, as provided in Section 1007 of the Indenture, until the principal hereof is paid or made available for payment; provided, however, that any overdue installment of interest (after giving effect to any Extension Period permitted by this Security) shall bear Additional Interest at the rate of 7.00% per annum (to the extent that the payment of such interest shall be legally enforceable), from the date such installment was due until it is paid or made available for payment. The amount of interest payable for any period less than a full semiannual interest period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in such partial period. The amount of interest payable for any full semiannual interest period shall be computed by dividing the applicable rate per annum by two. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th calendar day (whether or not a Business Day, as defined below) of the month next preceding such Interest Payment Date. If an Interest Payment Date is not a Business Day, interest on this Security shall be payable on the next day that is a Business Day, with the same force and effect as if made on such Interest Payment Date, and without any interest or other payment with respect to the delay. "Business Day" as used hereinabove is a day other than a Saturday, a Sunday or any other day on which banking institutions in San Juan, Puerto Rico, Wilmington, Delaware or New York, New York are authorized or required by law, regulation or executive order to remain closed or are customarily closed.

     Any interest not punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

     So long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of this Security, from time to time to defer the payment of interest on this Security for up to 60 consecutive monthly interest payment periods with respect to each deferral period (each an "Extension Period"), during which Extension Period the Company shall have the right to make a partial payment of interest on any Interest Payment Date, at the end of which the Company shall pay all interest then accrued and unpaid including any Additional Interest, as provided below; provided, however, that no Extension Period shall extend beyond the

Maturity of the principal of this Security and no such Extension Period may end other than at the end of a full monthly interest period; and provided, further, however, that during any such Extension Period, the Company shall not (i) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to this Security (except for any partial payments of interest with respect to and permitted under the Securities of this series), or (ii) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors, consultants or independent contractors, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period, (b) as a result of an exchange, redemption or conversion of any class or series of the Company's capital stock (or any capital stock of a subsidiary of the Company) for any other class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (c) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any Rights Plan, or the issuance of rights, stock or other property under any Rights Plan, or the redemption or repurchase of rights pursuant thereto, (e) payments by the Company under the Guarantee Agreement, or
(f) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock). Prior to the termination of any such Extension Period, the Company may extend such Extension Period and further defer the payment of interest, provided that no Extension Period shall exceed 60 consecutive monthly interest payment periods, extend beyond the Maturity of the principal of this Security or end other than at the end of a full monthly interest period. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, the Company may elect to begin a new Extension Period, subject to the above conditions. No interest or Additional Interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest (to the extent that the payment of such interest shall be legally enforceable) at the rate of 7.00% per annum, compounded monthly and calculated as set forth in the first paragraph of this Security, from the dates on which amounts would otherwise have been due and payable until paid or made available for payment. The Company shall give the Holder of this Security and the Trustee notice of its election to begin any Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on this Security would be payable but for such deferral or, so long as such Securities are held by or on behalf of Santander PR Capital Trust I, at least one Business Day prior to the earlier of (i) the next succeeding date on which Distributions on the Capital Trust Securities of such Issuer Trust would be payable but for such deferral, and (ii) the date on which the Property Trustee of such Issuer Trust is required to give notice to holders of such Capital Trust Securities of the record date or the date such Distributions are payable.

     Payment of interest, including Additional Interest, on this Security will be made in immediately available funds at the office or agency of the Company maintained for that purpose in the City of San Juan, Puerto Rico, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of interest may be paid by check mailed to the Person entitled thereto at such Person's last address as it appears in the Security Register or, upon written request of a Holder of $1,000,000 or more in aggregate principal amount of Securities of this series not less than 15 calendar days prior to the applicable Interest Payment Date, by wire transfer to such account as may have been designated by such Person. Payment of principal of and interest, including Additional Interest, on this Security at Maturity will be made against presentation of this Security at the office or agency of the Company maintained for that purpose in the City of San Juan, Puerto Rico.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature or its duly authorized agent under the Indenture referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

DATED: February 28, 2006                SANTANDER BANCORP


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

Banco Popular de Puerto Rico
as Trustee


By:
    ---------------------------------
    Authorized Signature

OR

________________________________, as
Authenticating Agent for the Trustee


By:
    ---------------------------------
    Authorized Signature

                             [REVERSE OF DEBENTURE]

                                SANTANDER BANCORP

                 7.00% JUNIOR SUBORDINATED DEBENTURES, SERIES A
                                DUE JULY 1, 2036

     This Security is one of a duly authorized issue of junior subordinated securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an indenture dated as of February 28, 2006, as amended or supplemented from time to time (herein called the "Indenture"), between the Company and, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $129,000,000. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture unless otherwise defined in this Security.

     Subject to any required prior approval of the Primary Federal Regulator, the Company may at any time, at its option, on or after July 1, 2011, and subject to the terms and conditions of Article Eleven of the Indenture, redeem the Securities of this series in whole at any time or in part from time to time, at a Redemption Price equal to 100% of the principal amount thereof, together, in the case of any such redemption, with accrued but unpaid interest, including any Additional Interest, to but excluding the Redemption Date.

     In addition, upon the occurrence and during the continuation of a Tax Event, an Investment Company Event or a Capital Treatment Event in respect of Santander PR Capital Trust I, the Company may, at its option, at any time within 90 days of the occurrence and during the continuation of such Tax Event, Investment Company Event or Capital Treatment Event, as the case may be, subject to any required prior approval of the Primary Federal Regulator, redeem the Securities of this series, in whole but not in part, subject to the terms and conditions of Article Eleven of the Indenture, at a Redemption Price equal to 100% of the principal amount thereof, together, in the case of any such redemption, with accrued but unpaid interest, including any Additional Interest, to but excluding the Redemption Date.

     The Securities of this series are not subject to repayment at the option of the Holder hereof. The Securities of this series will not be entitled to any sinking fund.

     The indebtedness evidenced by the Securities of this series is, to the extent and in the manner set forth in the Indenture, subordinate and subject in right of payment to the prior payment in full of the principal of and premium, if any, and interest on all Senior Debt of the Company, and each Holder of the Securities of this series, by accepting the same, agrees to and shall be bound by the provisions of the Indenture with respect hereto. The Securities of this series shall rank on a parity with all Trust Related Securities, including without limitation, the Guarantee Agreement related to the 7.00% Capital Securities of Santander PR Capital Trust I.

     If an Event of Default, as defined in the Indenture, with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected, acting together. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of all series at the time Outstanding affected by certain provisions of the Indenture, acting together, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with those provisions of the Indenture. Certain past defaults under the Indenture and their consequences may be waived under the Indenture by the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series. All of the rights of the Holders set forth in this paragraph are subject to the rights of the holders of Capital Trust Securities as set forth in the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     The provisions contained in Section 403 and Article Seventeen of the Indenture for defeasance of the entire indebtedness on this Security and certain restrictive covenants and certain Events of Default do not apply to this Security. The provisions contained in Section 401 of the Indenture for defeasance of the entire indebtedness on this Security in certain circumstances shall apply to this Security.

     Upon due presentment for registration of transfer of this Security at the office or agency of the Company in the City of San Juan, Puerto Rico, a new Security or Securities of this series in authorized denominations of $25 or integral multiples thereof for an equal aggregate principal amount will be issued to the transferee in exchange herefor, as provided in the Indenture and subject to the limitations provided therein and to the limitations described below, without charge except for any tax or other governmental charge imposed in connection therewith.

     If this Security is a Global Security, this Security is exchangeable for definitive Securities in registered form only if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Security or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depositary is not appointed within 90 days, (y) the Company in its sole discretion determines that this Security shall be exchangeable for definitive Securities in registered form and notifies the Trustee thereof, or
(z) an Event of Default with respect to the Securities represented hereby has occurred and is continuing. If this Security is exchangeable pursuant to the preceding sentence, it shall be exchangeable for definitive Securities in registered form, bearing interest, including Additional Interest, at the same rate, having the same date of issuance, redemption provisions, Stated Maturity and other terms and of authorized denominations aggregating a like amount.

     If this Security is a Global Security, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor of the Depositary or a nominee of such successor. Except as provided above, owners of beneficial interests in this global Security will not be entitled to receive physical delivery of Securities in definitive form and will not be considered the Holders hereof for any purpose under the Indenture.

     Subject to the rights of holders of Senior Debt of the Company set forth in this Security and the indenture referred to above, no reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest, including any Additional Interest, on this Security at the times, place and rate, and in the coin or currency, herein prescribed, except as otherwise provided in this Security and except that in the event the Company deposits money or Eligible Instruments as provided in Section 401 of the Indenture, such payments will be made only from proceeds of such money or Eligible Instruments.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     No recourse shall be had for the payment of the principal of or the interest, including Additional Interest, on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

     The Company and, by its acceptance of this Security or a beneficial interest herein, the Holder of, and any Person that acquires a beneficial interest in, this Security, agree that for United States federal or Puerto Rico, state and local tax purposes it is intended that this Security constitute indebtedness.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common

TEN ENT -- as tenants by the entireties

JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- _______________________ Custodian _______________________
                              (Cust)                           (Minor)

Under Uniform Gifts to Minors Act

---------------------------------
(State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto

Please Insert Social Security or
Other Identifying Number of Assignee

------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  (Please print or type name and address including postal zip code of Assignee)

the within Security of SANTANDER BANCORP and does hereby irrevocably constitute and appoint __________________ attorney to transfer the said Security on the books of the Company, with full power of substitution in the premises.

Dated:
       ------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.


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